UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

ALTEON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16043	13-3304550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Campus Drive
Parsippany, New Jersey 07054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 934-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 15, 2006, Alteon Inc. (the “Company”) issued a press release to report its financial results for the first quarter ended March 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a), (c) and (d): Not applicable.

(b) On May 15, 2006, the Company also announced that Mary T. Phelan will resign from her position as Director of Finance and Financial Reporting and principal accounting officer, effective May 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibit.

99.1 Press Release dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEON INC.

Dated: May 15, 2006	By:	/s/ Kenneth I. Moch
Kenneth I. Moch
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number   Description

99.1    Press Release dated May 15, 2006.